Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Elizabeth E. Bailey, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie M. Pierre-Merritt, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 20, 2008
/s/ Elizabeth E. Bailey
Elizabeth E. Bailey

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 20th day of February, 2008, by Elizabeth E. Bailey, who I have identified to be the person who signs herein.

/s/ Ivy Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Glenn A. Britt, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie M. Pierre-Merritt, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 19, 2008
/s/ Glenn A. Britt
Glenn A. Britt

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 19th day of February, 2008, by Glenn A. Britt, who I have identified to be the person who signs herein.

/s/ Patricia R. Hastoo
NOTARY PUBLIC
My Commission Expires: July 15, 2011

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Robert C. Clark, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie M. Pierre-Merritt, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 22, 2008
/s/ Robert C. Clark
Robert C. Clark

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 22nd day of February, 2008, by Robert C. Clark, who I have identified to be the person who signs herein.

/s/ Maura H Kelley
NOTARY PUBLIC

My Commission Expires: November 7, 2014

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Edward M. Hundert, M.D., a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie M. Pierre-Merritt, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 20, 2008
/s/ Edward M. Hundert, M.D.
Edward M. Hundert, M.D.

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 20th day of February, 2008, by Edward M. Hundert, M.D., who I have identified to be the person who signs herein.

/s/ Ivy Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Marjorie Fine Knowles, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie M. Pierre-Merritt, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008
/s/ Marjorie Fine Knowles
Marjorie Fine Knowles

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 21st day of February, 2008, by Marjorie Fine Knowles, who I have identified to be the person who signs herein.

/s/ Ivy Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Donald K. Peterson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie M. Pierre-Merritt, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008
/s/ Donald K. Peterson
Donald K. Peterson

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 21st day of February, 2008, by Donald K. Peterson, who I have identified to be the person who signs herein.

/s/ Ivy Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Sidney A. Ribeau, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie M. Pierre-Merritt, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 27, 2008
/s/ Sidney A. Ribeau
Sidney A. Ribeau

State of Ohio	)
) ss.
County of Wood	)

          SUBSCRIBED AND SWORN to before me this 27th day of February, 2008, by Sidney A. Ribeau, who I have identified to be the person who signs herein.

/s/ Kristie M. Ackerman
NOTARY PUBLIC

My Commission Expires: May 7, 2011

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Dorothy K. Robinson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie M. Pierre-Merritt, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008
/s/ Dorothy K. Robinson
Dorothy K. Robinson

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 21st day of February, 2008, by Dorothy K. Robinson, who I have identified to be the person who signs herein.

/s/ Ivy Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that David L. Shedlarz, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie M. Pierre-Merritt, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008
/s/ David L. Shedlarz
David L. Shedlarz

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 21st day of February, 2008, by David L. Shedlarz, who I have identified to be the person who signs herein.

/s/ Ivy Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that David F. Swensen, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie M. Pierre-Merritt, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008
/s/ David F. Swensen
David F. Swensen

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 21st day of February, 2008, by David F. Swensen, who I have identified to be the person who signs herein.

/s/ Ivy Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Ronald L. Thompson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie M. Pierre-Merritt, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008
/s/ Ronald L. Thompson
Ronald L. Thompson

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 21st day of February, 2008, by Ronald L. Thompson, who I have identified to be the person who signs herein.

/s/ Ivy Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Marta Tienda, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie M. Pierre-Merritt, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008
/s/ Marta Tienda
Marta Tienda

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 21st day of February, 2008, by Marta Tienda, who I have identified to be the person who signs herein.

/s/ Ivy Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Rosalie J. Wolf, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints George W. Madison, Marjorie M. Pierre-Merritt, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2008
/s/ Rosalie J. Wolf
Rosalie J. Wolf

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 21st day of February, 2008, by Rosalie J. Wolf, who I have identified to be the person who signs herein.

/s/ Ivy Wong
NOTARY PUBLIC

My Commission Expires: February 12, 2011